UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 13, 2026

Lumen Technologies, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)
(318)
388-9000
(Registrant’s telephone number, including area code)

Level 3 Parent, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

931 14th Street Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)
(720)
888-1000
(Registrant’s telephone number, including area code)

Qwest Corporation
(Exact name of registrant as specified in its charter)

Colorado	001-03040	84-0273800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

931 14th Street, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)
(318)
388-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligations of any registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Lumen Technologies, Inc.	Common Stock, no-par value per share	LUMN	New York Stock Exchange
Lumen Technologies, Inc.	Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Qwest Corporation	6.5% Notes Due 2056	CTBB	New York Stock Exchange
Qwest Corporation	6.75% Notes Due 2057	CTDD	New York Stock Exchange
Indicate by check mark whether any registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 13, 2026, T. Michael Glenn, Chair of the Board of Directors (the “Board”) of Lumen Technologies, Inc. (“Lumen”) and a member of the Board’s Human Resources and Compensation Committee, and Hal Stanley Jones, Chair of the Board’s Audit Committee and a member of the Board’s Risk and Security Committee, informed the Board of their intention to retire from the Board and not stand for re-election
at Lumen’s 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”).
The decisions of Mr. Glenn and Mr. Jones to retire and not stand for re-election
were not the result of any disag
ree
ment with Lumen.
The Board has elected General Kevin P. Chilton (USAF, Ret.), a member of the Board since 2017, to serve as the next Chair of the Board, effective immediately following the 2026 Annual Meeting and contingent on his election to the Board. The Board thanks Mr. Glenn and Mr. Jones for their service and contributions.
On March 13, 2026, the Board appointed Christopher D. Stansbury to serve as Lumen’s President. Mr. Stansbury, age 60, has served as Lumen’s Executive Vice President, Chief Financial Officer since April 2022. Mr. Stansbury has global responsibility for financial planning, accounting, tax, treasury, investor relations, procurement and supply chain management. Mr. Stansbury previously served as the Senior Vice President and Chief Financial Officer of Arrow Electronics, Inc., a publicly traded multinational provider of electronic components and enterprise computing products, from May 2016 through March 2022. Prior to that, Mr. Stansbury served as Vice President, Finance, and Chief Accounting Officer of Arrow Electronics, Inc. beginning in August 2014. Prior to joining Arrow Electronics, Inc., Mr. Stansbury held various positions within the finance departments of Hewlett-Packard, Inc. and PepsiCo, Inc.
In connection with this appointment, Kathleen Johnson, who currently serves as President and Chief Executive Officer, will continue to serve as Chief Executive Officer but will no longer hold the title of President, effective as of March 13, 2026.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc., Level 3 Parent, LLC, and Qwest Corporation have duly caused this Current Report on Form
8-K
to be signed on their behalf by the undersigned officer hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

Dated: March 17, 2026	By:	/s/ Mark Hacker
Mark Hacker
Executive Vice President, Chief Legal Officer & Public Sector

LEVEL 3 PARENT, LLC

Dated: March 17, 2026	By:	/s/ Mark Hacker
Mark Hacker
Executive Vice President, Chief Legal Officer & Public Sector

QWEST CORPORATION

Dated: March 17, 2026	By:	/s/ Mark Hacker
Mark Hacker
Executive Vice President, Chief Legal Officer & Public Sector